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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2000

                            EAGLE FOOD CENTERS, INC.
             (Exact name of registrant as specified in the charter)

                         Commission File Number 0-17871

                DELAWARE                                36-3548019
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)
RT. 67 & KNOXVILLE RD., MILAN, ILLINOIS                   61264

(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (309) 787-7700

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On July 28, 2000, the Company dismissed Deloitte & Touche LLP ("Deloitte & Touche") as its certifying accountant and on July 28, 2000, the Company retained KPMG LLP ("KPMG") as its certifying accountant.

         The reports of Deloitte & Touche on the financial statements of the Company for the two fiscal years ended January 29, 2000 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle, except that the report for the year ended January 29, 2000 indicated that the uncertainty of the Company about if or when it will emerge from Chapter 11 Bankruptcy raised substantial doubt about the Company's ability to continue as a going concern and that the Company changed it method of accounting for goodwill. The Company's Plan of Reorganization was confirmed on July 7, 2000.

         The Board of Directors, upon recommendation of its Audit Committee, on July 28, 2000 made the decision to change the Company's independent accountants and appointed KPMG to


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audit the books and accounts of the Company for the fiscal
year ending February 3, 2001. The Board is seeking ratification of its decision by the Company's Shareholders.

         In connection with the audits for the past two fiscal years and through July 28, 2000, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused the firm to make reference thereto in their reports on the financial statements for such years.

         During the past two fiscal years and through July 28, 2000, Deloitte & Touche has not advised the Company of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K issued by the Securities and Exchange Commission), except that Deloitte & Touche has informed the Audit Committee that certain reportable conditions existed during fiscal year 1998 relating to segregation of duties in the cash disbursements and payroll processes and reconciliation of accounts receivable and, during fiscal year 1999 relating to segregation of duties in the cash disbursements process and the reconciliation of cash, accounts receivable and warehouse inventory. The events did not result in any disagreement or difference in opinion between the Company and Deloitte & Touche. The Company has authorized Deloitte & Touche to respond fully to any inquires of KPMG relating to their engagement as the Company's independent accountant.

         The Company has provided Deloitte & Touche with a copy of this Report and, at the request of the Company, Deloitte & Touche has furnished a letter addressed to the Securities and Exchange Commission in which it states that it agrees with the foregoing statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

16. Letter from Deloitte & Touche LLP on change in certifying accountant.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EAGLE FOOD CENTERS, INC.

                                          (Registrant)

                                          By: /s/ S. Patric Plumley
                                             ----------------------------------
                                          S. Patric Plumley
                                          Senior Vice President-
                                          Chief Financial Officer and Secretary
Dated:  August 4, 2000


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INDEX TO EXHIBITS

Exhibit No.       Description:

16. Letter from Deloitte & Touche LLP on change in certifying accountant.